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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT: December 18, 2001
(Date of earliest event reported)

Western Sierra Bancorp
(Exact name of registrant as specified in its charter)

California	000-25979	68-0390121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

3350 Country Club Drive, Suite 202,
Cameron Park, California 95682
(Address of principal executive offices) (Zip Code)

(530) 677-5600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

  (a)
  The Registrant issued a press release in connection with the issuance of trust preferred securities. The press release is included as Exhibit 99.1.

ITEM 7. EXHIBITS

EXHIBIT	DESCRIPTION
99.1	Press Release announcing the issuance of trust preferred securities.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, whereunto duly authorized.

WESTERN SIERRA BANCORP
Date: December 26, 2001
/s/ GARY D. GALL Gary D. Gall, Chief Executive Officer

EXHIBITS

Exhibit 99.1  Press Release announcing the issuance of trust preferred securities.

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FORM 8-K
  ITEM 5. OTHER EVENTS
  ITEM 7. EXHIBITS
SIGNATURES
EXHIBITS